CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-KSB into the Company's previously filed Registration Statement File No. 33-04384


                                        ARTHUR ANDERSEN LLP


Minneapolis, Minnesota,
  March 31, 1997